EXHIBIT 99.2
Media Contact: Gary Sease
(904) 366-2949
Investor Contact: David Baggs
(904) 359-4812
CSX ANNOUNCES CAPACITY EXPANSIONS
ON KEY RAIL CORRIDORS
Capital Projects to Enhance Customer Service and Reliability
     NEW YORK, N.Y. – August 11, 2005 – As part of its long-term growth strategy, CSX Corporation (NYSE: CSX) today announced plans to expand capacity on its existing rail lines between Chicago and Florida, and between Albany, N.Y. and New York City. Company officials made the announcement during an investor and analyst conference at the New York Stock Exchange.
     “These investments will enable CSX to meet demand for freight service to the rapidly growing Southeast while continuing to improve service in the populous Northeast,” said Michael Ward, chairman, president and CEO. “We’re delighted to add even more service capability to our excellent rail network at a time when demand for transportation services is at record levels.”
     Construction is expected to begin in early 2006 and includes the installation of rail sidings, signals and other infrastructure improvements to facilitate the movement of more freight with improved service and reliability. In addition, the company will make infrastructure improvements to other parts of its 22,000 mile rail network.
     As a result, company officials said CSX Surface Transportation annual capital expenditures will be approximately $1.3-$1.4 billion in the next two years. This compares to average Surface Transportation capital expenditures of approximately $1 billion in each of the past three years.
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     “Our goal is to make targeted investments for reliability and growth while increasing our customer service levels and financial results,” Ward said.
     Over the last six quarters, CSX has recorded improved earnings performance in its core businesses, including two back-to-back quarters of record Surface Transportation earnings in the first half of 2005.
     Company executives said today that they anticipate revenue growth of four to six percent annually over the next five years, primarily related to increased U.S. consumption, a rise in imports — which must be hauled across the country from ports to consumer markets — and tight transportation supply. These and other market conditions have created a favorable pricing environment throughout the rail industry.
     CSX Corporation, based in Jacksonville, Fla., owns companies providing rail, intermodal and rail-to-truck transload services that are among the nation’s leading transportation companies, connecting more than 70 river, ocean and lake ports, as well as more than 230 short line railroads. Its principal operating company, CSX Transportation Inc., operates the largest railroad in the eastern United States with a 22,000-mile rail network linking commercial markets in 23 states, the District of Columbia, and two Canadian provinces. CSX Intermodal is a stand-alone integrated intermodal company, serving customers with its own truck and terminal operations plus a dedicated domestic container fleet. More information about CSX Corporation and its subsidiaries is available at the company’s website, www.csx.com.
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     This press release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” and similar expressions. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.
     Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the Company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the Company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the Company’s website at www.csx.com.